PATRICK INDUSTRIES, INC.

First Quarter 2014

INVESTOR PRESENTATION

NASDAQ: PATK

PATRICK INDUSTRIES, INC.

ADORN

CUSTOM VINYLS

ATA COUNTERTOPS

CWD CREATIVE WOOD DESIGNS

CUSTOMER 1st

F
I
R
S
T

Gustafson Lighting

PATRICK Distribution

INTERIOR COMPONENTS PLUS

Middlebury HARDWOOD Products

WSF West Side Furniture

PRAXIS GROUP

QUESTAUDIOVIDEO

FRONTLINE MANUFACTURING

Premier Concepts Inc.

INFINITY GRAPHICS

DJ DECOR We're Stuck on Quality

Gravure Ink

DECORATIVE DYNAMICS

Forward-Looking Statements

This presentation contains certain statements related to future results, or states our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. Further information concerning the Company and its business, including factors that potentially could materially affect the Company's financial results, is contained in the Company's filings with the Securities and Exchange Commission.

This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information.

We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based.

Patrick Industries Highlights

- Patrick is a leading national manufacturer and distributor of a wide variety of building and component products for the RV, MH and Industrial markets.
- Strong leadership team and key players - top to bottom alignment and entrepreneurial culture
- Solid balance sheet and free cash flow generation
- Patrick's core market, the $13 billion RV industry, has rebounded significantly from the recent recession.
- Track record of successful acquisitions and organic new product line introductions
- Capacity to capture additional market share through cross-selling of existing product lines and extensions
- Lean organization - operational efficiencies and expense controls
- Margins and profitability have increased steadily in the past five years.

Patrick Industries Overview

- Leading national supplier serving the RV, MH & Industrial markets
- 18 manufacturing and 15 distribution centers
- Approximately 2,500 employees
- Strong leadership team & entrepreneurial culture
- Strong customer relationships



RV market: 76% of 3M'14 revenues
- Includes laminated panels, countertops, wrapped mouldings, cabinet doors, wiring/electrical/plumbing, furniture, interior passage doors, exterior graphics, interior lighting, wall coverings, fiberglass bath fixtures, and mattresses.



MH market: 13% of 3M'14 revenues
-Includes wall/ceiling panels, pressed and hardwood doors, wiring/electrical/plumbing, cement siding, drywall and roofing products, lighting, wall coverings, and bath and shower surrounds.



Industrial market: 11% of 3M'14 revenues
- Includes retail and commercial fixtures, kitchen cabinets, solid surface countertops, and office and residential furniture.

Patrick Facility Profile


ADORN
Gravure Ink
PATRICK

Patrick's nationwide network of manufacturing and distribution centers reduces in-transit delivery time and cost to our customers

# of Centers (as of 03/30/14)

Manufacturing	18
Distribution	15

Sales Concentration By Market

The increase in wholesale unit shipments in the RV market, new product introductions, and the impact of acquisitions over the last 4 years contributed to an increase in our RV market sales concentration.

2012 Actual Industry Sales Breakdown $437.4 million


12%
19%
69%
RV
MH
Industrial

2013 Actual Industry Sales Breakdown $594.9 million


12%
16%
72%
RV
MH
Industrial

Q1'14 Actual Industry Sales Breakdown $170.1 million


11%
13%
76%
RV
MH
Industrial



RV Market Growth Factors

Drivers of Consumer Demand


Job security & disposable income
Changing lifestyle trends
Availability of financing
Consumer confidence
Consumer Demand

Market Growth


Number of aging "Baby Boomers"
Array of product choices
Long-Term Market Growth
Attraction to younger buyers
Economical vacation

- RV sales will continue to benefit from the aging baby-boomers.
- Buyers aged 35 to 54 are the largest growing segment of RV owners.
- Rate of RV ownership is highest in the age range of 55 and 70.
  - Number of consumers between the ages of 55 and 70 projected to reach 56 million by 2020 (27% higher than in 2010)
- 70% of current RV owners plan to purchase another RV to replace their current unit.

Source: Recreation Vehicle Industry Association (RVIA)

RV Industry Shipment Trends

After a dramatic rebound in 2010 from a 58% decline in unit shipments during the period 2006-2009, the RV industry has experienced steady growth. Trended shipment levels indicate that there continues to be potential for future growth based on the depth of the last cycle.



RV Wholesale Unit Shipments
Shipments (000's)
450
400
350
300
250
200
150
100
173
163
203
228
259
247
248
255
293
321
300
257
311
321
370
384
391
353
237
166
242
252
286
321
340
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014F

Source: 1990 – 2014 Forecast (F): RVIA

PATRICK INDUSTRIES INC.

RV Content Per Unit

With market share gains, new products and extension growth, and acquisitions, our RV unit content has grown 19% since Q1 of '13.


$'s Sold / RV Unit Shipped*
Content per Unit ($)
$1,550
$1,450
$1,350
$1,250
$1,150
$1,050
$950
$850
$750
$650
$550
$450
$350
$250
$579
$596
$635
$662
$672
$671
$697
$742
$823
$924
$1,002
$1,048
$1,142
$1,217
$1,271
$1,338
$1,364
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14

*Based on TTM Average

PATRICK INDUSTRIES, INC.



MH Market Growth Factors

Drivers of Consumer Demand


Job growth
Affordability and quality
Financing/ credit availability
Consumer Demand
Consumer confidence

Market Growth


Quality credit standards
Alternative housing availability
Long-Term Market Growth
Number of aging "Baby Boomers"
Tax incentives

- There is opportunity for moderate year-over-year growth, with limited downside risk in the near-term, if volumes maintain their historical relationship with new housing starts.
  - Unit shipments have averaged about 10% of single-family housing starts over the last 10 years.
- Potential gain from the recalibration of quality credit standards, job growth, and the significant numbers of consumers who have been forced into transitional housing who will most likely return to more permanent housing
- Average cost per square foot of a MH is $42 vs. $86 for a single family home
- Average retail price of $61,900 for 1,475 square foot MH
- Demand likely to increase for quality, affordable housing

Source: Manufactured Housing Institute (MHI)

MH Shipment Trends / Residential Housing Starts

On average over the last 40 years, approximately three-fourths of total residential housing starts have been single family housing starts. Wholesale unit shipments in the MH industry averaged approximately 10% of the level of single-family housing starts over the last 10 years.



MH Unit Shipments % of Single Family Housing Starts
60%
50%
40%
30%
20%
10%
0%
MH% of SFHS

<u>MH Shipments as a percent of Single Family Housing Starts ("SFHS")</u>

Average Since 1959	23%	10 Year Average	10%	Fiscal 2013	10%

<u>SFHS as a percent of Total Residential Housing Starts</u>

Average Since 1959	72%	10 Year Average	76%	Fiscal 2013	67%

Source: MHI and U.S. Census Bureau

MH Shipment Trends

The recent decline and subsequent rebound in the MH industry has been impacted by the residential housing crisis and related factors, some of which were very similar to those that caused the MH market to collapse in 1999.



MH Wholesale Unit Shipments
Loose MH Credit & Lending Standards
Loose Residential Housing Credit & Lending Standards
Residential Housing Crisis
Restricted MH and Residential Housing Credit & Lending Conditions
Shipments (000's)
400
350
300
250
200
150
100
50
-
188
171
211
254
304
340
363
353
373
349
251
193
168
131
131
147
118
96
82
50
50
52
55
60
65
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014F

Source: 1990-2013: MHI; 2014 Company Forecast (F)

MH Content Per Unit

Our content per unit shipped has remained fairly consistent despite the impact of vertical integration by our largest MH customer in prior periods. We believe we are well-positioned to participate in the continued expected improvement of this industry.



$'s Sold / MH Unit Shipped*
Content per Unit ($)
$2,100
$1,800
$1,500
$1,200
$900
$600
$300
$1,571
$1,575
$1,575
$1,576
$1,583
$1,547
$1,500
$1,438
$1,441
$1,461
$1,498
$1,556
$1,580
$1,585
$1,599
$1,582
$1,599
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1' 14

*Based on TTM Average



Industrial Market Growth Factors

Drivers of Consumer Demand


New residential housing construction
Consumer Demand
Existing home sales

Market Growth


New construction growth
Job growth
Long-Term Market Growth
Affordable interest rates
Government incentives

- 57% of Company's industrial revenue base tied directly to residential housing market
- National Association of Home Builders (NAHB) predicts a 17% increase in total housing starts for full year 2014 over the prior year (as of May 2, 2014).
- Patrick has also targeted certain sales efforts towards industrial market segments less directly tied to new residential construction, including the retail fixture, office, furniture, and countertop markets.

New Housing Starts Trends

We estimate that approximately 57% of our industrial revenue base is directly tied to the residential housing market which appears to have begun its recovery. Our products have applicability in both new construction and remodel markets.



New Housing Starts (000's)
2,500
2,000
1,500
1,000
500
0
1,193
1,014
1,200
1,288
1,457
1,354
1,477
1,474
1,617
1,641
1,569
1,603
1,705
1,848
1,956
2,068
1,801
1,355
906
554
587
609
781
925
1,086
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014F

- 67% improvement in housing starts from 2009-2013, with an additional 17% growth estimated in 2014 vs. 2013
- Despite recent growth, housing starts remain well below historical levels.

Source: 1990-2013: U.S. Census Bureau; 2014F: NAHB Forecast (latest available as of May 2, 2014)

Acquisition Strategy

- **We target organizations with:**
  - Solid management teams
  - High quality product lines
  - Strong customer and supplier relationships
- **Patrick provides the acquired businesses with:**
  - Opportunity to allow the creative entrepreneurial sprit of each to continue to thrive
  - Capital and administrative support, and operational support where needed
- **Our goals are to:**
  - Introduce new and innovative product lines that complement our core competencies
  - Capitalize on the opportunity to cross sell our extensive product catalog to our customer base
  - Increase our content per unit
  - Leverage our management capabilities
  - Grow top line and bottom line results
  - We may choose to pursue acquisition opportunities with lower than historical consolidated gross margins, however that are accretive to EPS.
- **Diversification Opportunities:**
  - We will seek out and pursue acquisitions outside our core markets that further leverage our core management capabilities in manufacturing and distribution and diversify our end market exposure.

Growth Through Acquisition

Adorn Holdings, Inc. – the largest acquisition in the Company's history (05/07)

Quality Hardwoods (01/10)

Blazon International Group (08/10)

The Praxis Group (06/11)

A.I.A Countertops, LLC (09/11)

Infinity Graphics (12/11)

Decor Mfg., LLC (03/12)

Gustafson Lighting (07/12)

Creative Wood Designs, Inc. (09/12)

Middlebury Hardwood Products, Inc. (10/12)

West Side Furniture (09/13)

Frontline Mfg. and Premier Concepts (09/13)

2007 2008 2009 2010 2011 2012 2013

Acquisition Highlights (2010-2013):

- 12 companies
- $60MM aggregate purchase price
- $170MM annualized sales
- Primarily RV industry-based

Acquisition Summary (2010 – 2013)

Date Completed	Business	Net Purchase Price	Annualized Sales*	Segment	Industry	Products
01/2010	Quality Hardwoods Sales	$2.0 MM	$2 MM	Manufacturing	RV	Cabinet Doors
08/2010	Blazon International Group	$3.8 MM	$20 MM	Distribution	RV & MH	Wiring, electrical, plumbing, and other building products
06/2011	The Praxis Group	$0.5 MM	$4 MM	Distribution	RV	Painted countertops, foam products, and furniture products
09/2011	A.I.A. Countertops, LLC	$5.5 MM	$20 MM	Manufacturing	RV & Industrial	Solid surface countertops, backsplashes, tables, and signs
12/2011	Infinity Graphics (formerly Performance Graphics)	$1.3 MM	$2 MM	Manufacturing	RV & Industrial	Designer, producer, and installer of exterior graphics
03/2012	Décor Mfg., LLC	$4.3 MM	$17 MM	Manufacturing	RV	Laminated and wrapped products
07/2012	Gustafson Lighting	$2.8 MM	$12 MM	Distribution	RV	Interior and exterior lighting products, ceiling fans and accessories
09/2012	Creative Wood Designs, Inc.	$3.0 MM	$18 MM	Manufacturing	RV	Hardwood furniture including interior hardwood tables, chairs, and dinettes
10/2012	Middlebury Hardwood Products, Inc.	$19.8 MM	$33 MM	Manufacturing	RV, MH & Industrial	Hardwood cabinet doors and other hardwood products

*Projected Annualized Sales as of the acquisition date

Acquisition Summary (2010 – 2013) (continued)

Date Completed	Business	Net Purchase Price	Annualized Sales*	Segment	Industry	Products
09/2013	Frontline Mfg., Inc.	$5.2 MM	$15 MM	Manufacturing	RV, MH & Industrial	Fiberglass bath fixtures including tubs and showers
09/2013	Premier Concepts, Inc.	$2.6 MM	$10 MM	Manufacturing	RV, MH & Industrial	Solid surface countertops
09/2013	West Side Furniture	$8.7 MM	$17 MM	Distribution	RV	Recliners, mattresses, other furniture products

* Projected Annualized Sales as of the acquisition date

March 30, 2014
Financial Review

First Quarter Financial Summary

Patrick Industries 1st Quarter 2014 Results				
($ in thousands except per share data)	3/30/2014	% to Net Sales	3/31/2013	% to Net Sales
Net Sales	$ 170,150		$ 142,120	
Cost of Goods Sold	143,003	84.0%	119,684	84.2%
Gross Profit	27,147	16.0%	22,436	15.8%
Warehouse & Delivery	6,112	3.6%	4,536	3.2%
Selling, General, & Administrative	8,500	5.0%	6,969	4.9%
Income Before Income Taxes	11,212	6.6%	9,864	6.9%
Income Taxes	4,316	2.5%	3,845	2.7%
Net Income	$ 6,896	4.1%	$ 6,019	4.2%
EBITDA	$ 14,659	8.6%	$ 12,530	8.8%
EPS - Diluted	$ 0.64		$ 0.55	
ADJUSTED RESULTS*				
Net Income	$ 6,887	4.0%	$ 6,015	4.2%
EPS - Diluted	$ 0.64		$ 0.55	

*Reflects adjustments for certain items in each period to assist in assessing our ongoing performance. See supplementary schedules on page 28 for the reconciliation to reported GAAP net income and diluted EPS.

Balance Sheet Summary

($ in thousands)	3/30/2014	12/31/2013	3/31/2013
Trade Receivables, net	$ 42,842	$ 22,644	$ 32,955
Inventories	59,680	56,510	52,355
Other Current Assets	5,147	8,545	5,297
Property, Plant & Equipment, net	41,721	42,117	36,628
Goodwill	16,495	16,495	10,362
Intangible Assets, net	24,824	25,611	18,700
Other Non-Current Assets	2,163	2,265	3,137
Total Assets	**$ 192,872**	**$ 174,187**	**$ 159,434**
Accounts Payable	$ 36,842	$ 18,826	$ 28,859
Accrued Liabilities	13,885	13,585	9,244
Total Debt	47,394	55,000	54,098
Other Long-Term Liabilities	4,393	4,466	3,110
Total Liabilities	**102,514**	**91,877**	**95,311**
Shareholders' Equity	**90,358**	**82,310**	**64,123**
Total Liabilities & Shareholders' Equity	**$ 192,872**	**$ 174,187**	**$ 159,434**

Cash Flow Summary

($ in thousands)	Three Months 3/30/2014	Three Months 3/31/2013
Cash Flows From Operating Activities:		
Net income	$ 6,896	$ 6,019
Depreciation & amortization	2,111	1,807
Deferred financing amortization	87	86
Stock compensation/deferred compensation/DTA/other	1,726	3,698
Changes in operating assets & liabilities, net	(3,349)	(10,471)
Net cash provided by operating activities	**7,471**	**1,139**
Cash Flows From Investing Activities:		
Capital expenditures	(914)	(1,308)
Proceeds from sale of PP&E / other	12	475
Net cash used in investing activities	**(902)**	**(833)**
Cash Flows From Financing Activities:		
Debt borrowings (payments), net	(7,606)	4,382
Stk option exercises/stk repurchases/excess tax benefit stk comp.	1,063	(3,567)
Payment of deferred financing/other	(37)	(100)
Net cash provided by (used in) financing activities	**(6,580)**	**715**
Increase (decrease) in cash	(11)	1,021
Cash / cash equivalents at beginning of year	34	434
Cash / cash equivalents at end of period	**$ 23**	**$ 1,455**

Net Sales



(millions)
$700
$600
$500
$400
$300
$200
$100
$595
$437
$308
$142
$170
2011
2012
2013
1Q '13
1Q '14
RV
MH
Industrial

- **1Q '14 sales increased 19.7%**
  - RV: 21% revenue increase & 76% of 1Q'14 sales
  - MH: 12% revenue increase & 13% of 1Q'14 sales
  - Industrial markets: 24% revenue increase & 11% of 1Q'14 sales

Gross Margin Trends

Our gross margins have been improving consistent with our acquisition and strategic growth plans. We do experience quarterly variability in gross margins based on commodity pricing and competitive market conditions.



18%
16%
14%
12%
10%
8%
6%
Percentage
10.2%
11.6%
10.7%
9.7%
11.4%
14.6%
17.0%
14.3%
16.0%
15.4%
15.0%
13.7%
15.8%
15.8%
14.9%
14.7%
16.0%
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14

Net Income & Diluted EPS Summary (Reported / Adjusted) 2011 – Q1 2014


Net Income
(millions)
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$8.5
$28.1
$24.0
$6.0
$6.9
2011
2012
2013
Q1 '13
Q1 '14


Net Income – Adjusted*
(millions)
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$5.3
$14.7
$23.6
$6.0
$6.9
2011
2012
2013
Q1 '13
Q1 '14


Diluted EPS
(per share)
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.83
$2.64
$2.23
$0.55
$0.64
2011
2012
2013
Q1 '13
Q1 '14


Diluted EPS – Adjusted*
(per share)
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.53
$1.38
$2.19
$0.55
$0.64
2011
2012
2013
Q1 '13
Q1 '14

*Reflects adjustments for differences in Patrick's tax position in 2011-2013 as well as for certain other items in each period to assist in assessing our ongoing performance. See supplementary schedules on page 28 for the reconciliation to reported GAAP net income and diluted EPS.

Supplementary Schedules

($ in thousands)	2011	2012	2013	1Q '13	1Q '14
Reported net income (GAAP)	$ 8,470	$ 28,095	$ 24,040	$ 6,019	$ 6,896
Adjustment factors:					
Write-off unamortized discount on subordinated notes	0	685	0	0	0
Premiums paid on prepayment of subordinated notes	0	263	0	0	0
Gain on sale of fixed assets & acquisition of business	(244)	(238)	(430)	(4)	(13)
Stock warrants revaluation	699	1,731	0	0	0
Receivable recovery	0	0	(262)	0	0
Income taxes (credit)	(163)	(6,823)	14,734	3,845	4,316
Adjusted pretax income	8,762	23,713	38,082	9,860	11,199
Income taxes*	3,417	9,011	14,471	3,845	4,312
Adjusted net income (Non-GAAP)	$ 5,345	$ 14,702	$ 23,611	$ 6,015	$ 6,887

(per share data)	2011	2012	2013	1Q '13	1Q '14
Reported diluted net income per share (GAAP)	$ 0.83	$ 2.64	$ 2.23	$ 0.55	$ 0.64
Net EPS impact due to adjustment factors above	(0.30)	(1.26)	(0.04)	-	-
Adjusted diluted net income per share (Non-GAAP)	$ 0.53	$ 1.38	$ 2.19	$ 0.55	$ 0.64

*Utilized full year estimated effective tax rate of 39% for the 2011 fiscal year and 38% for the 2012 and 2013 fiscal years; The effective tax rate utilized for 1Q '13 and 1Q '14 was 39% and 38.5%, respectively.

The Company reports its financial results in accordance with accounting principles generally accepted in the United States ("GAAP" or referred to herein as "reported"). However, management believes that certain non-GAAP financial measures provide users with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating the Company's performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP. Our non-GAAP financial information does not represent a comprehensive basis of accounting.

Leverage Position

Our leverage position improved significantly since the recession and we have ample cushion to increase leverage to support our future growth opportunities in conjunction with our capital allocation strategy and strategic plan.



Leverage Position Trend
6.0
5.0
4.0
3.0
2.0
1.0
-
Leverage (Funded Debt / EBITDA)
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Leverage

Since year-end 2009 through Q1'14, despite spending $59.5 million on acquisitions, $21.3 million on capital expenditures, and $6.1 million on share repurchases, our net debt has increased by only $5.2 million, reflecting our enhanced profitability, focus on cash management, and our ability to leverage our operating model and integrate acquisitions.

Note 1: Consolidated Total Leverage (2012 Credit Facility) = Consolidated Total Indebtedness (including undrawn letters of credit) divided by Consolidated Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA")

Note 2: Leverage covenant pursuant to the 2012 Credit Facility is measured and reported on a quarterly basis and is not to exceed 3.50 to 1.00 for the 12-month period ending on such quarter-end.

Stock Price Trend (Jan. 2011 – Apr. 2014)

Our stock price performance has experienced dramatic growth and has trended consistent with our operating and financial results.



Monthly Closing Stock Price Trend
Closing Stock Price
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$2.15
$2.08
$2.73
$2.38
$2.23
$2.09
$2.00
$2.01
$1.86
$2.01
$2.76
$4.10
$5.72
$6.17
$12.15
$12.94
$13.14
$12.75
$11.64
$13.00
$15.47
$17.67
$17.38
$15.56
$16.46
$13.26
$15.76
$20.26
$19.49
$20.79
$24.91
$27.08
$30.05
$31.28
$31.25
$28.93
$36.00
$42.19
$44.33
$40.07
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14

Patrick has 10.7 million shares outstanding and a market capitalization of approximately $430 million as of April 30, 2014.

Stock Trading Volumes (Jan. 2011 – Apr. 2014)

Our monthly trading volumes spiked in fiscal 2012, and while volumes declined from those levels in 2013, we are still seeing solid average daily volumes at much higher share prices.


Monthly Stock Trading Volumes
Monthly Trading Volume
5,500,000
4,950,000
4,400,000
3,850,000
3,300,000
2,750,000
2,200,000
1,650,000
1,100,000
550,000
0
170,219
110,542
239,461
68,491
80,073
197,088
96,793
144,007
78,393
249,065
165,033
424,461
1,210,131
846,887
2,294,853
4,307,328
3,565,862
4,104,397
3,061,022
1,698,599
2,080,664
4,962,417
3,068,598
1,908,093
1,825,467
3,319,150
1,824,530
2,486,874
1,825,467
1,407,985
1,293,630
1,101,484
1,039,779
1,834,856
1,342,945
1,190,544
1,462,548
1,706,578
1,676,342
1,319,874
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14

Patrick's Products and Segments

Patrick's Manufactured Products

Manufactured Products

- Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL)
  - Cut to size, boring, foiling & edge-banding
- Solid surface, granite & quartz countertop fabrication
- Wrapped profile mouldings
- Cabinet doors & components
- Hardwood furniture
- Countertops
- Interior passage doors
- Exterior graphics
- Slotwall panels & components
- Backsplashes, tables & signs
- Fiberglass bath fixtures











Manufactured Products

- Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL)
  - Cut to size, boring, foiling & edge-banding
- Solid surface, granite & quartz countertop fabrication
- Wrapped profile mouldings
- Cabinet doors & components
- Hardwood furniture
- Countertops
- Interior passage doors
- Exterior graphics
- Slotwall panels & components
- Backsplashes, tables & signs
- Fiberglass bath fixtures















ADORN | CUSTOM VINYLS | Gravure Ink | DECOR | Middlebury Hardwood Products | Premier Concepts | ATA | INFINITY | CWD | FRONTLINE

Patrick's Distribution Products

PATRICK Distribution

Gustafson Lighting

PRAXIS GROUP

WSF West Side Furniture

QuestAudioVideo

Distribution Products

- Pre-finished wall and ceiling panels
- Drywall & drywall finishing products
- Electronics
- Wiring, electrical & plumbing products
- Interior & exterior lighting products
- Interior passage doors
- Recliners, mattresses & other furniture
- Roofing products
- Laminate flooring
- Cement siding
- Shower doors
- Fireplaces & slide-out surrounds









PATRICK

PRAXIS GROUP

Gustafson Lighting

WSF West Side Furniture

Distribution Products

- Pre-finished wall and ceiling panels
- Drywall & drywall finishing products
- Electronics
- Wiring, electrical & plumbing products
- Interior & exterior lighting products
- Interior passage doors
- Recliners, mattresses & other furniture
- Roofing products
- Laminate ceramic flooring
- Cement siding
- Shower doors
- Fireplaces & slide-out surrounds









PATRICK   PRAXIS   Gustafson Lighting   WSF West Side Furniture

Information Contacts

Andy Nemeth
Chief Financial Officer
(574) 294-7511
nemetha@patrickind.com

Julie Ann Kotowski
Director of Investor Relations
(574) 294-7511
kotowskj@patrickind.com

Analyst Coverage

CJS Securities
Daniel Moore
dmoore@cjs-securities.com

Sidoti & Company, LLC
Scott Stember
sstember@sidoti.com